Fair Value Measurements -- Quantitative Information about Level 3 Inputs (Details 4) - Level 3 - Fair Value, Measurements, Recurring - Residential mortgage-backed securities (“RMBS”) - Discounted Cash Flow Valuation Technique
	3 Months Ended	12 Months Ended
	Mar. 31, 2016 USD ($) bond	Dec. 31, 2015 USD ($) bond
Unobservable Input
Spread (as a percent)	6.93%	6.65%
Number of bonds | bond	1	1
Value of bond, less than | $	$ 1,000,000	$ 1,000,000